EXHIBIT 10.5

SECOND LIEN collateral AGREEMENT

among

DIFFERENTIAL BRANDS GROUP INC.,

certain of its Subsidiaries

and

U.S. BANK NATIONAL ASSOCIATION,

as Second Lien Collateral Agent

Dated as of October 29, 2018

i

ii

Page

SCHEDULE 2	Filings and Other Actions Required to Perfect Security Interests	3-1
SCHEDULE 3	Exact Legal Name, Location of Jurisdiction of Organization and Chief Executive Office	4-1
SCHEDULE 4	Location of Inventory and Equipment	5-1
SCHEDULE 5	Location of Inventory and Equipment (with Bailees, Warehouseman or Similar Parties)	6-1
SCHEDULE 6	Government Receivables	7-1
SCHEDULE 7	Copyrights; Patents; Trademarks; Intellectual Property Licenses; Other Intellectual Property	8-1
SCHEDULE 8	Vehicles	9-1
SCHEDULE 9	Letter of Credit Rights	10-1
SCHEDULE 10	Commercial Tort Claims	11-1
EXHIBIT A	Form of Uncertificated Securities Control Agreement	A-1
EXHIBIT B-1	Form of Copyright Security Agreement	EXHIBIT B-1
EXHIBIT B-2	Form of Patent Security Agreement	EXHIBIT B-2
EXHIBIT B-3	Form of Trademark Security Agreement	EXHIBIT B-3
ANNEX 1	Assumption Agreement	ANNEX 1-1

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SECOND LIEN COLLATERAL AGREEMENT, dated as of October 29, 2018, among each of the signatories hereto designated as a Grantor on the signature pages hereto (together with any other entity that may become a party hereto as a Grantor as provided herein, each a “Grantor” and collectively, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent (in such capacity and together with its permitted successors and assigns in such capacity, the “Second Lien Collateral Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Second Lien Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified or replaced from time to time, the “Credit Agreement”), among DIFFERENTIAL BRANDS GROUP INC., a Delaware corporation (the “Borrower”), the Lenders, U.S. Bank National Association as Administrative Agent, the Second Lien Collateral Agent and the other Secured Parties (as hereinafter defined).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Second Lien Collateral Agent for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Second Lien Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor hereby agrees with the Second Lien Collateral Agent, for the benefit of the Secured Parties, as follows:

Section 1.     DEFINED TERMS

1.1          Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the UCC are used herein as so defined (and if defined in more than one article of the UCC shall have the meaning specified in Article 9 thereof): Accounts, Account Debtor, As-Extracted Collateral, Authenticate, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Electronic Chattel Paper, Entitlement Order, Equipment, Farm Products, Financial Asset, Fixtures, Goods, Health-Care-Insurance Receivable, Instruments, Inventory, Letter of Credit Rights, Manufactured Homes, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

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(b)          The following terms shall have the following meanings:

“After-Acquired Intellectual Property” shall have the meaning set forth in Section 4.9(c).

“Agreement” shall mean this Second Lien Collateral Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Bankruptcy Proceeding” means: (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Guarantor; (b) any other voluntary or involuntary insolvency, reorganization or Bankruptcy Case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Guarantor or with respect to a material portion of their respective assets; (c) any liquidation, dissolution, reorganization or winding up of any Guarantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Guarantor.

“Collateral” shall have the meaning set forth in Section 2; provided that, for the avoidance of doubt, in no event shall any Excluded Assets constitute “Collateral”.

“Collateral Account” shall mean (i) any collateral account established by the Second Lien Collateral Agent as provided in Section 5.1 or 5.3 and (ii) any cash collateral account established as provided in the Credit Agreement.

“Copyright Licenses” shall mean all written agreements, licenses and covenants providing for the grant to or from a Grantor of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright (including, without limitation, those listed on Schedule 7).

“Copyrights” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all works of authorship and all intellectual property rights therein, all United States and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and databases, all designs (including but not limited to all industrial designs, “Protected Designs” within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all “Mask Works” (as defined in 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed on Schedule 7, (ii) all extensions, renewals, and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Credit Agreement” shall have the meaning set forth in the preamble hereto.

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“Deposit Account” shall mean all “deposit accounts” as defined in Article 9 of the UCC and all other accounts maintained with any financial institution (other than Securities Accounts or Commodity Accounts), and shall include, without limitation, all of the accounts listed on Schedule 1 hereto under the heading “Deposit Accounts” together, in each case, with all funds held therein and all certificates or instruments representing any of the foregoing.

“Discharge of the Secured Obligations” shall mean and shall have occurred upon termination of the Commitments and payment in full of all Secured Obligations (other than contingent indemnification obligations).

“General Intangibles” shall mean all “general intangibles” as such term is defined in Section 9-102(a)(42) of the UCC and, in any event, shall include, without limitation, with respect to any Grantor, all rights of such Grantor to receive any tax refunds, all hedge agreements, contracts, agreements, instruments and indentures and all licenses, permits, concessions, franchises and authorizations issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder, and (iv) all rights of such Grantor to terminate and to perform, compel performance and to exercise all remedies thereunder.

“Guarantor” has the meaning set forth in the Guaranty Agreement.

“Insurance” shall mean all insurance policies covering any or all of the Collateral (regardless of whether the Second Lien Collateral Agent is the loss payee thereof).

“Intellectual Property” shall mean, with respect to any Grantor, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets and Trade Secret Licenses, and all rights to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Security Agreements” shall mean, collectively, the Copyright Security Agreement substantially the form of Exhibit B-1, the Patent Security Agreement substantially in the form of Exhibit B-2, and the Trademark Security Agreement substantially in the form of Exhibit B-3.

“Intercompany Note” shall mean any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.

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“Investment Property” shall mean the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC including, without limitation, all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities Accounts, all Commodity Contracts and all Commodity Accounts (other than any Excluded Assets), (ii) all security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and (iii) whether or not constituting “investment property” as so defined, all Pledged Notes, all Pledged Equity Interests, all Pledged Security Entitlements and all Pledged Commodity Contracts.

“Issuers” shall mean the collective reference to each issuer of Pledged Equity Interests.

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor or is otherwise of material value.

“Material IP License” shall mean any Copyright License, Patent License or Trademark License that is material to the business of any Grantor or otherwise of material value.

“Obligations” shall mean the “Obligations” as defined in the Credit Agreement.

“Patent Licenses” shall mean all written agreements, licenses and covenants providing for the grant to or from a Grantor of any right in or to any Patent or otherwise providing for a covenant not to sue for infringement or other violation of any Patent (including, without limitation, those listed on Schedule 7).

“Patents” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all patentable inventions and designs, all United States, foreign, and multinational patents, certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including, without limitation, (i) each patent and patent application listed on Schedule 7, (ii) all reissues, substitutes, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iv) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (vi) all other rights accruing thereunder or pertaining thereto throughout the world.

“Pledged Commodity Contracts” shall mean all Commodity Contracts listed on Schedule 1 and all other Commodity Contracts to which any Grantor is party from time to time.

“Pledged Debt Securities” shall mean all debt securities now owned or hereafter acquired by any Grantor, including, without limitation, the debt securities listed on Schedule 1, together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

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“Pledged Equity Interests” shall mean all Equity Interests, and shall include Pledged LLC Interests, Pledged Partnership Interests and Pledged Stock; provided, however, that in no event shall “Pledged Equity Interests” include any Excluded Assets.

“Pledged LLC Interests” shall mean all membership interests and other interests now owned or hereafter acquired by any Grantor in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 1 hereto under the heading “Pledged LLC Interests” and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and any securities entitlements relating thereto and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option or other agreement to acquire any of the foregoing, all management rights, all voting rights, any interest in any capital account of a member in such limited liability company, all rights as and to become a member of the limited liability company, all rights of the Grantor under any shareholder or voting trust agreement or similar agreement in respect of such limited liability company, all of the Grantor’s right, title and interest as a member to any and all assets or properties of such limited liability company, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing; provided, however, that Pledged LLC Interests shall not include any Excluded Assets.

“Pledged Notes” shall mean all promissory notes now owned or hereafter acquired by any Grantor including, without limitation, those listed on Schedule 1 and all the Intercompany Notes.

“Pledged Partnership Interests” shall mean all partnership interests and other interests now owned or hereafter acquired by any Grantor in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 1 hereto under the heading “Pledged Partnership Interests” and the certificates, if any, representing such partnership interests, and any interest of such Grantor on the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing, all management rights, all voting rights, any interest in any capital account of a partner in such partnership, all rights as and to become a partner of such partnership, all of the Grantor’s rights, title and interest as a partner to any and all assets or properties of such partnership, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing; provided, however, that Pledged Partnership Interests shall not include any Excluded Assets.

“Pledged Securities” shall mean the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Equity Interests regardless of whether constituting Securities under the UCC.

“Pledged Security Entitlements” shall mean all security entitlements with respect to the financial assets listed on Schedule 1 and all other security entitlements of any Grantor.

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“Pledged Stock” shall mean all shares of capital stock now owned or hereafter acquired by such Grantor, including, without limitation, all shares of capital stock described on Schedule 1 hereto under the heading “Pledged Stock”, and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the Issuer of such shares and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing; provided, however, that Pledged Stock shall not include any Excluded Assets.

“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon and distributions or payments with respect thereto.

“Receivable” shall mean all Accounts and any other right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

“Secured Obligations” shall mean (i) in the case of the Borrower, the Obligations and (ii) in the case of the Guarantors, the Guaranteed Obligations (as defined in the Guaranty Agreement).

“Secured Parties” shall mean collectively, the Administrative Agent, the Second Lien Collateral Agent, the Lenders, each Indemnitee pursuant to Section 9.05 of the Credit Agreement and each co-agent or sub-agent appointed by the Administrative Agent or Second Lien Collateral Agent from time to time pursuant to the Credit Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Trade Secret Licenses” shall mean all agreements, licenses and covenants providing for the grant to or from a Grantor of any right in or to any Trade Secret or otherwise providing for a covenant not to sue for misappropriation or other violation of a Trade Secret, including those in which a Grantor is a licensor or licensee thereunder.

“Trade Secrets” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all trade secrets and with respect to any and all of the foregoing (i) all rights to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (iii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Trademark Licenses” shall mean all written agreements, licenses and covenants providing for the grant to or from a Grantor of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement, dilution, or other violation of any Trademark or permitting co-existence with respect to a Trademark (including, without limitation, those listed on Schedule 7).

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“Trademarks” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all domestic, foreign and multinational trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, Internet domain names, other indicia of origin or source identification, and general intangibles of a like nature, whether registered or unregistered, and, with respect to any and all of the foregoing, (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed on Schedule 7, (ii) all extensions and renewals thereof, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UETA” shall have the meaning set forth in Section 3.3.

“Vehicles” shall mean all cars, trucks, trailers, construction and earth moving equipment and other Equipment of any nature covered by a certificate of title law of any jurisdiction and includes, without limitation, the vehicles listed on Schedule 8, and all tires and other appurtenances to any of the foregoing.

1.2          Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Exhibit and Annex references, are to this Agreement unless otherwise specified. References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Agreement.

(b)          The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)          Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(d)          The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.

(e)          The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(f)          All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

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Section 2.     GRANT OF SECURITY INTEREST;

CONTINUING LIABILITY UNDER COLLATERAL

(a)          Each Grantor hereby collaterally assigns, pledges and grants to the Second Lien Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(i)	all Accounts, including all Receivables;

(ii)	all Chattel Paper;

(iii)	all Deposit Accounts;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all General Intangibles;

(vii)	all Instruments;

(viii)	all Insurance;

(ix)	all Intellectual Property;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all Letter of Credit Rights;

(xiii)	all Money;

(xiv)	all Pledged Equity Interests;

(xv)	all Goods not otherwise described above;

(xvi)	all Collateral Accounts;

(xvii)      all books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time pertain to or evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

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(xviii)     all commercial tort claims now or hereinafter described on Schedule 10; and

(xix)        to the extent not otherwise included, all other property of such Grantor and all Proceeds, products, accessions, rents and profits of any and all of the foregoing and all collateral security, Supporting Obligations and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, (i) none of the Excluded Assets shall constitute Collateral and (ii) any lien or security interest created herein in favor of the Second Lien Collateral Agent, for the benefit of the Secured Parties, in (x) any Securitization Assets shall be automatically released immediately upon and concurrently with the sale thereof pursuant to a Qualified Securitization Financing, to the extent, with respect to the PNC Securitization Financing, transferred prior to the Purchase and Sale Termination Date but giving effect to any extension thereof (as defined in the PNC Purchase and Sale Agreement as in effect on the date hereof) and (y) any Credit Support Assets shall be automatically released immediately upon and concurrently with the sale thereof pursuant to a Permitted Credit Support Arrangement.

(b)          Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Second Lien Collateral Agent or any Secured Party, and (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any Receivables and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Second Lien Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Second Lien Collateral Agent or any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to any Receivables, Pledged Partnership Interests or Pledged LLC Interests.

Section 3.     REPRESENTATIONS AND WARRANTIES

To induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Second Lien Collateral Agent, for the benefit of the Secured Parties, on the Closing Date (after giving effect to the Transactions occurring on the Closing Date and subject to the Funding Conditions Provision), that:

3.1          [Reserved].

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3.2          Title; No Other Liens. Such Grantor owns each item of the Collateral free and clear of any and all Liens or claims, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as Grantor under a security agreement entered into by another Person, except, with respect to any Collateral other than Pledged Equity Interests, for Permitted Liens and, in the case of Pledged Equity Interests, Permitted Liens arising pursuant to applicable law. No financing statement, mortgage or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Second Lien Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.

3.3          Valid, Perfected Second Priority Liens. Subject to the First-Second Intercreditor Agreement, the security interests granted pursuant to this Agreement constitute a legal and valid security interest in favor of the Second Lien Collateral Agent, for the benefit of the Secured Parties, securing the payment and performance of each Grantor’s Secured Obligations. In the case of the Pledged Securities described herein, when certificates or promissory notes, as applicable, representing such Pledged Securities are delivered (subject to the First-Second Intercreditor Agreement) to the Second Lien Collateral Agent in New York with, transfer powers duly executed in blank, and in the case of the other Collateral described herein (other than Intellectual Property), when financing statements in appropriate form are filed in the offices specified on Schedule 3, the Second Lien Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in (to the extent required thereby), all right, title and interest of the Grantors in such Collateral and, subject to Section 9-315 of the New York Uniform Commercial Code, the proceeds thereof, as security for the Obligations to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, in each case prior and superior in right to any other person (except Permitted Liens). When the Intellectual Property Security Agreements are properly filed in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral comprised of Intellectual Property in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in this Section 3.3(a), the Second Lien Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in (to the extent intended to be created thereby), all right, title and interest of the Loan Parties thereunder in the domestic Intellectual Property included in the Collateral, in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Grantors thereunder after the Closing Date) except Permitted Liens. Without limiting the foregoing, to the extent required hereunder or under the Credit Agreement, each Grantor has taken such actions that are necessary to: (i) establish the Second Lien Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodity Accounts, (ii) establish the Second Lien Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts, (iii) establish the Second Lien Collateral Agent’s “control” (within the meaning of Section 9-107 of the UCC) over all Letter of Credit Rights, (iv) establish the Second Lien Collateral Agent’s control (within the meaning of Section 9-105 of the UCC) over all Electronic Chattel Paper and (v) establish the Second Lien Collateral Agent’s “control” (within the meaning of Section 16 of the Uniform Electronic Transactions Act as in effect in the applicable jurisdiction (the “UETA”)) over all “transferable records” (as defined in UETA).

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3.4          Name; Jurisdiction of Organization, Etc.   As of the Closing Date, such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of incorporation, formation or organization), jurisdiction of incorporation, formation or organization, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 3. Each Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. Except as specified on Schedule 3, as of the Closing Date, it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (if applicable) or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the past five years. As of the Closing Date, subject to any Permitted Liens and any Securitization Financing, no Grantor has within the last five years become bound (whether as a result of merger or otherwise) as Grantor under a security agreement entered into by another Person, which has not heretofore been terminated. Unless otherwise stated on Schedule 3, such Grantor is not a transmitting utility as defined in UCC § 9-102(a)(80).

3.5          [Reserved].

3.6          Special Collateral; Excluded Collateral. (a) As of the Closing Date, none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care Insurance Receivables, (5) timber to be cut or (6) aircraft engines, satellites, ships or railroad rolling stock.

(b)          [Reserved].

3.7          Investment Property. (a)  Schedule 1 hereto sets forth under the headings “Pledged Stock”, “Pledged LLC Interests” and “Pledged Partnership Interests”, respectively, all of the Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests or percentage of partnership interests of the respective issuers thereof indicated on such Schedule. Schedule 1 hereto sets forth under the heading “Pledged Debt Securities” or “Pledged Notes” all of the Pledged Debt Securities and Pledged Notes owned by any Grantor, and all of such Pledged Debt Securities and Pledged Notes, have been, in the case of those issued by Affiliates of such Grantor, or, in the case of those issued by Persons that are not Affiliates of such Grantor, to the knowledge of such Grantor have been, duly authorized, authenticated, issued, and delivered (subject to the First-Second Intercreditor Agreement) and are the legal, valid and binding obligation of the issuers thereof enforceable in accordance with their terms and are not in default and, in the case of those issued by Affiliates of such Grantor, constitute all of the issued and outstanding inter-company indebtedness owed by such Affiliates to such Grantor evidenced by an instrument or certificated security of the respective issuers thereof. Schedule 1 hereto sets forth under the headings “Securities Accounts,” “Commodities Accounts,” and “Deposit Accounts,” respectively, all of the Securities Accounts, Commodities Accounts and Deposit Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder or customer of each such account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Second Lien Collateral Agent pursuant hereto) having “control” (within the meanings of Sections 8-106, 9-106 and 9-104 of the UCC) over, or any other interest in, any such Securities Account, Commodity Account or Deposit Account or any securities, commodities or other property credited thereto.

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(b)          The shares of Pledged Stock pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of the Equity Interests of each Issuer owned by such Grantor other than any such Equity Interests that are Excluded Assets.

(c)          To the extent such concepts are applicable, all the shares of the Pledged Equity Interests have been duly and validly issued and are fully paid and nonassessable. No Grantor is in material default of its material obligations under any Organizational Document of any Issuer of Pledged Equity Interests.

(d)          None of the Pledged LLC Interests or Pledged Partnership Interests are, or represent interests in entities that (a) are registered as investment companies, (b) are dealt in or traded on securities exchanges or markets or (c) have opted to be treated as securities under the Uniform Commercial Code of any jurisdiction.

(e)           No consent, approval or authorization of any Person is required for the pledge by such Grantor of the Pledged Equity Interests pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Grantor (other than such consent, approval or authorization the failure to obtain would (i) reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any such Loan Parties, other than Permitted Liens), whether under (w) the Organizational Documents of any Issuer of Pledged Equity Interests, (x) any provision of law, statute, rule or regulation, (y) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (z) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any Grantor is a party or by which any of them or any of their property is or may be bound, except such as have been obtained and are in full force and effect.

3.8          [Reserved].

3.9          Intellectual Property.

(a)          Schedule 7 lists all of the following Intellectual Property, to the extent owned by such Grantor: (i) issued Patents and pending Patent applications, (ii) registered Trademarks and applications for the registration of Trademarks, and (iii) registered Copyrights, and applications to register Copyrights. All such Intellectual Property is recorded in the name of such Grantor. Except as set forth on Schedule 7, such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property, as well as any other Material Intellectual Property owned by such Grantor, in each case free and clear of all Liens, claims and licenses, except for Permitted Liens and the licenses set forth on Schedule 7.

(b)          Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all Intellectual Property that is required to be listed on Schedule 7, is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, nor, in the case of Patents, is any of such Intellectual Property the subject of a reexamination proceeding, and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks of such Grantor in full force and effect.

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(c)          Schedule 7 lists all Material IP Licenses. With respect to each Material IP License: (i) such license is valid and binding and in full force and effect; (ii) solely with respect any Material IP License that constitute Collateral, such license will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interests granted herein, nor will the grant of such rights and interests constitute a breach or default under such license or otherwise give the licensor or licensee a right to terminate such license; (iii) such Grantor has not received any notice of termination or cancellation under such license; (iv) such Grantor has not received any notice of a breach or default under such license, which breach or default has not been cured; (v) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such license; and (vi) such Grantor is not in breach or default in any material respect, and no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default by such Grantor or permit termination, modification or acceleration of or under such license, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d)          Except as would not reasonably be expected to have a Material Adverse Effect, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, alleging that such Grantor, or the conduct of such Grantor’s business, infringes, misappropriates, dilutes, or otherwise violates the intellectual property of any other Person.

(e)          Such Grantor controls the nature and quality of all products sold and all services rendered under or in connection with all Trademarks owned by such Grantor constituting Material Intellectual Property, and has taken such commercially reasonable actions necessary to insure that its licensees of all such Trademarks comply with such Grantor’s standards of quality.

(f)          Except as set forth on Schedule 7, such Grantor has not made a previous assignment, sale, transfer, exclusive license, or similar arrangement constituting a present or future assignment, sale, transfer, exclusive license or similar arrangement by such Grantor of any Material Intellectual Property or Material IP License owned or held by such Grantor that has not been terminated or released.

3.10       [Reserved].

3.11       Letter of Credit Rights. No Grantor is a beneficiary or assignee under any letter of credit with a value in excess of $5,000,000 (individually) other than the letters of credit described on Schedule 9 as of the Closing Date.

3.12       Commercial Tort Claims. No Grantor has any commercial tort claims individual value in excess of $5,000,000 other than those described on Schedule 10 as of the Closing Date.

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Section 4.     COVENANTS

Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Discharge of the Secured Obligations:

4.1          [Reserved].

4.2          Delivery and Control of Instruments, Chattel Paper, Negotiable Documents, Investment Property and Deposit Accounts.

(a)          Without limiting Section 4.6 hereof, if any of the Collateral is or shall become evidenced or represented by any Instrument, Certificated Security, Negotiable Document or Tangible Chattel Paper, such Instrument (other than checks received in the ordinary course of business), Certificated Security, Negotiable Document or Tangible Chattel Paper with an individual principal amount in excess of $5,000,000, such Collateral shall be delivered to the Second Lien Collateral Agent (subject to the First-Second Intercreditor Agreement) therefor, duly endorsed in a manner reasonably satisfactory to the Second Lien Collateral Agent, to be held as Collateral pursuant to this Agreement; provided that the foregoing delivery requirement shall not apply to any intellectual property licensing agreements or other similar agreements.

(b)          If any of the Collateral is or shall become Electronic Chattel Paper with an individual value in excess of $5,000,000 (individually), promptly following the request of the Second Lien Collateral Agent such Grantor shall ensure that (i) a single authoritative copy exists which is unique, identifiable and unalterable (except as provided in clauses (iii), (iv) and (v) of this paragraph), (ii) such authoritative copy identifies the Second Lien Collateral Agent as the assignee and is communicated to and maintained by the Second Lien Collateral Agent or its designee, (iii) copies or revisions that add or change the assignee of the authoritative copy can only be made with the participation of the Second Lien Collateral Agent, (iv) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy and not the authoritative copy and (v) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

(c)          Without limiting Section 5.6 hereof, if any of the Collateral is or shall become evidenced or represented by an Uncertificated Security with a value in excess of $5,000,000 individually, such Grantor shall use commercially reasonable efforts to cause the Issuer to agree in writing with such Grantor and the Second Lien Collateral Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Second Lien Collateral Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit A or in form and substance reasonably satisfactory to the Second Lien Collateral Agent.

(d)          Each Grantor shall maintain Securities Entitlements, Securities Accounts and Deposit Accounts, other than Excluded Accounts only with financial institutions that have agreed to comply with entitlement orders and instructions issued or originated by the Second Lien Collateral Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Second Lien Collateral Agent.

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(e)          If any of the Collateral is or shall become evidenced or represented by a Commodity Contract with a face value in excess of $5,000,000 individually, such Grantor shall use commercially reasonable efforts to cause the Commodity Intermediary with respect to such Commodity Contract to agree in writing with such Grantor and the Second Lien Collateral Agent that such Commodity Intermediary will apply any value distributed on account of such Commodity Contract as directed by the Second Lien Collateral Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Second Lien Collateral Agent.

(f)          [Reserved].

4.3          Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement in the Collateral as a perfected security interest having at least the priority described in Section 3.3 and shall use commercially reasonable efforts to defend such security interest against the claims and demands of other Persons (other than those Persons holding Permitted Liens with respect to such Permitted Liens).

(b)          Such Grantor shall furnish to the Second Lien Collateral Agent statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such Grantor as the Second Lien Collateral Agent may reasonably request, in any event no more than once per fiscal quarter, all in reasonable detail.

(c)          From time to time, following reasonable request of the Second Lien Collateral Agent, and at the sole expense of such Grantor, such Grantor shall use commercially reasonable efforts to promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such commercially reasonable further actions as the Second Lien Collateral Agent may reasonably request as are necessary for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking such commercially reasonable actions necessary to enable the Second Lien Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto to the extent required hereunder, including without limitation, with respect to any deposit account or securities account (other than Excluded Accounts), use commercially reasonable efforts to deliver to the Second Lien Collateral Agent a Control Agreement with respect to such deposit account or securities account.

(d)          In the event that a Grantor hereafter acquires any Collateral of a type described in Section 3.6(a) hereof, it shall promptly notify the Second Lien Collateral Agent in writing and following the reasonable request of the Second Lien Collateral Agent (or automatically after the occurrence and during the continuance of an Event of Default) take such commercially reasonable actions and execute such documents and make such filings all at such Grantor’s expense as the Second Lien Collateral Agent may reasonably request in order to ensure that the Second Lien Collateral Agent has a valid, perfected, security interest in such Collateral, with senior priority and subject only to any Permitted Liens.

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4.4          [Reserved].

4.5          [Reserved].

4.6          Investment Property. (a)  If such Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), or option or rights in respect of Collateral consisting of capital stock or other Pledged Equity Interest of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in Collateral consisting of the Pledged Equity Interests, or otherwise in respect thereof, in each case, solely to the extent constituting Collateral, such Grantor shall, subject to the Collateral and Guarantee Requirement, accept the same as the agent of the Secured Parties, hold the same on behalf of and for the Secured Parties and deliver (subject to the First-Second Intercreditor Agreement) the same forthwith to the Second Lien Collateral Agent in the exact form received, duly endorsed by such Grantor to the Second Lien Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Second Lien Collateral Agent so requests, signature guaranteed, to be held by the Second Lien Collateral Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. If an Event of Default shall have occurred and be continuing for which notice has been given by the Administrative Agent to the Grantors; provided no such notice shall be required in the case of any bankruptcy or insolvency of any Grantor, any sums paid upon or in respect of the Pledged Equity Interests upon the liquidation or dissolution of any Issuer shall be paid over to the Second Lien Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Equity Interests or any property shall be distributed upon or with respect to the Pledged Equity Interests pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Second Lien Collateral Agent, be delivered to the Second Lien Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If an Event of Default shall have occurred and be continuing for which notice has been given by the Administrative Agent to the Grantors; provided no such notice shall be required in the case of any bankruptcy or insolvency of any Grantor, any sums of money or property so paid or distributed in respect of the Pledged Equity Interests shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Second Lien Collateral Agent, hold such money or property on behalf of and for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations.

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(b)          Without the prior written consent of the Second Lien Collateral Agent, unless otherwise permitted by the Credit Agreement, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to amend its Organizational Documents in any manner that materially changes the rights of such Grantor with respect to any Pledged Equity Interests or materially and adversely affects the validity, perfection or priority of the Second Lien Collateral Agent’s security interest therein, (ii) enter into any agreement or undertaking materially and adversely restricting the right or ability of such Grantor or the Second Lien Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof or any interest therein or (iii) cause or permit any Issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) as of the Closing Date to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, that notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (b), such Grantor shall promptly notify the Second Lien Collateral Agent in writing of any such election or action and, in such event, following the reasonable request of the Second Lien Collateral Agent shall take such commercially reasonable steps necessary to establish the Second Lien Collateral Agent’s “control” thereof.

(c)          Each Grantor which is an Issuer agrees that (i) it will be bound by the terms of this Agreement relating to Collateral consisting of Pledged Equity Interests issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Second Lien Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.6(a) with respect to the Pledged Equity Interests issued by it and (iii) the terms of Section 4.7(c) shall apply to it, mutatis mutandis, with respect to such actions that may be required of it pursuant to Section 4.7(c) with respect to the Pledged Equity Interests issued by it. In addition, each Grantor which is either an Issuer or an owner of any Collateral consisting of Pledged Equity Interests hereby consents, to the grant by each other Grantor of the security interest hereunder in favor of the Second Lien Collateral Agent and to the transfer of any Collateral consisting of Pledged Equity Interests to the Second Lien Collateral Agent or its nominee following the occurrence and continuance of an Event of Default and to the substitution of the Second Lien Collateral Agent or its nominee as a partner, member or shareholder or other equity holder of the Issuer of the related Pledged Equity Interest.

4.7          Voting and Other Rights with Respect to Pledged Securities. (a)  Unless an Event of Default shall have occurred and be continuing, subject to the First-Second Intercreditor Agreement, each Grantor shall be permitted to receive all cash dividends paid in respect of Collateral consisting of the Pledged Equity Interests and all payments made in respect of Collateral consisting of Pledged Notes or Pledged Debt Securities, to the extent permitted by the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Equity Interests; provided, however, that, except as permitted by the Credit Agreement, no vote shall be cast or corporate or other ownership right exercised or other action taken which would materially and adversely impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

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(b)          If an Event of Default shall occur and be continuing, upon written notice from the Second Lien Collateral Agent to the applicable Grantor; provided no such notice shall be required in the case of any bankruptcy or insolvency of any Grantor: (i) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights with respect to Collateral consisting of Pledged Securities which it would otherwise be entitled to exercise shall cease and all such rights shall thereupon become vested in the Second Lien Collateral Agent, subject to the First-Second Intercreditor Agreement, who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other consensual rights and (ii) the Second Lien Collateral Agent shall have the right, without further notice to any Grantor, to transfer all or any portion of the Pledged Securities to its name or the name of its nominee or agent. In addition, the Second Lien Collateral Agent shall have the right at any time following such event, without further notice to any Grantor, to exchange any certificates or instruments representing any Pledged Securities for certificates or instruments of smaller or larger denominations. In order to permit the Second Lien Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder following the reasonable request of the Second Lien Collateral Agent each Grantor shall promptly execute and deliver (or use commercially reasonable efforts to cause to be executed and delivered) to the Second Lien Collateral Agent such proxies, dividend payment orders and other instruments as the Second Lien Collateral Agent may from time to time reasonably request and each Grantor acknowledges that the Second Lien Collateral Agent may utilize the power of attorney set forth herein after the occurrence and during the continuance of an Event of Default.

(c)          Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to, upon the occurrence and during the continuance of an Event of Default, following contemporaneous written notice from the Second Lien Collateral Agent to the applicable Grantor; provided no such notice shall be required in the case of any bankruptcy or insolvency of any Grantor: (i) comply with any instruction received by it from the Second Lien Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Second Lien Collateral Agent.

4.8          [Reserved].

4.9          Intellectual Property. (a) Such Grantor will not, without the prior written consent of the Second Lien Collateral Agent, do any act or omit to do any act whereby any Material Intellectual Property may lapse, become abandoned, terminated, cancelled, dedicated to the public, forfeited, or otherwise impaired.

(b)          Such Grantor shall take all reasonable steps, including in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, or any foreign counterpart of the foregoing, to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by or, to the extent it has the right to take such steps, exclusively licensed to such Grantor and constituting Material Intellectual Property.

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(c)          Such Grantor agrees that, should it hereafter (i) obtain an ownership interest in any item of Intellectual Property, (ii) obtain an exclusive license to any Copyrights, (iii) (either by itself or through any agent, employee, licensee, or designee) file any application for the registration or issuance of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or in any political subdivision of any of the foregoing, or (iv) should it file a Statement of Use or an Amendment to Allege Use with respect to any “intent-to-use” Trademark application (the items in clauses (i), (ii) (iii) and (iv), collectively, the “After-Acquired Intellectual Property”), then the provisions of Section 2 shall automatically apply thereto, and any such After-Acquired Intellectual Property shall automatically become part of the Collateral, and with respect to any such After-Acquired Intellectual Property that is (w) an issued Patent or pending Patent application, (x) a registered Trademark or application for the registration of a Trademark, (y) a registered Copyright, or application to register a Copyright, or (z) an exclusive license to any Copyrights, such Grantor shall give prompt (and, in any event within five (5) Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest) written notice thereof to the Second Lien Collateral Agent in accordance herewith, and shall provide the Second Lien Collateral Agent with an amended Schedule 7 hereto, in each case, concurrently with the delivery of each of the quarterly financials (or Quarterly Reports) delivered pursuant to Section 5.04(b) of the Credit Agreement, and promptly take the actions specified in Section 4.9(d) with respect thereto.

(d)          Such Grantor shall execute Intellectual Property Security Agreements with respect to the Intellectual Property included in the Collateral as of the Closing Date, as well as any After-Acquired Intellectual Property, in substantially the form of Exhibits C-1, C-2, or C-3, as applicable, in order to record the security interest granted herein to the Second Lien Collateral Agent for the benefit of the Secured Parties with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and such Grantor shall promptly execute and deliver, and have recorded, any and all other agreements, instruments, documents, and papers as the Second Lien Collateral Agent may reasonably request to evidence the Secured Parties’ security interest in any such Intellectual Property with any other applicable offices, agencies, or Governmental Authorities, subject to the Collateral and Guarantee Requirement.

(e)          [Reserved].

(f)          Such Grantor shall not permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or may in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property that constitutes Material Intellectual Property, or in any Material IP License. With respect to each Material IP License entered into by such Grantor following the Closing Date, such Grantor shall ensure that such Material IP License expressly permits the grant of a security interest therein, and the assignment and sublicensing of such Material IP License in connection with the exercise of rights and remedies under Section 5 hereunder.

(g)          Such Grantor shall promptly notify the Second Lien Collateral Agent if it knows that any item of Material Intellectual Property may become (i) terminated, abandoned, dedicated to the public or placed in the public domain, (ii) invalid or unenforceable, (iii) subject to any adverse determination or development regarding such Grantor’s ownership, registration or use or the validity or enforceability of such item of Intellectual Property (including the institution of, or any adverse development with respect to (excluding office actions and similar decisions received in the ordinary course of prosecution of any application), any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court) or (iv) the subject of any reversion or termination rights.

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(h)          In the event that any Material Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, diluted or otherwise violated by another Person, such Grantor shall, (i) promptly take action, consistent with its reasonable business judgment, to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Material Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages, provided that, with respect to such Material Intellectual Property exclusively licensed to such Grantor, such Grantor shall take such actions to the extent permitted under the applicable license, and (ii) promptly notify the Second Lien Collateral Agent after it learns thereof.

4.10          [Reserved].

4.11          Government Receivables. If any Grantor shall at any time after the date of this Agreement acquire or become the beneficiary of Collateral consisting of Receivables in respect of which the account debtor is a Governmental Authority, such Grantor shall promptly notify the Second Lien Collateral Agent if such Receivable is in excess of $5,000,000 (individually) and, upon the reasonable request of the Second Lien Collateral Agent, shall take such commercially reasonable steps necessary to perfect the Lien of the Second Lien Collateral Agent for the benefit of the Secured Parties therein, and make such Lien enforceable against the account debtor.

4.12          Letter of Credit Rights. Concurrently with the delivery of each of the quarterly financials (or Quarterly Reports) delivered pursuant to Section 5.04(b) of the Credit Agreement, each Grantor shall provide the Second Lien Collateral Agent with an amended or supplemented Schedule 9 to reflect such additional letters of credit with a value in excess of $5,000,000 (individually) since Schedule 9 was last delivered.

4.13          Commercial Tort Claims. Concurrently with the delivery of each of the quarterly financials (or Quarterly Reports) delivered pursuant to Section 5.04(b) of the Credit Agreement, each Grantor shall provide the Second Lien Collateral Agent with an amended or supplemented Schedule 10 to reflect such additional commercial tort claims with an individual value in excess of $5,000,000 since Schedule 10 was last delivered.

Section 5.     REMEDIAL PROVISIONS

5.1          Certain Matters Relating to Receivables.

(a)           After an Event of Default that has occurred and is continuing, the Second Lien Collateral Agent shall have the right to make test verifications of the Collateral consisting of Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Second Lien Collateral Agent may require in connection with such test verifications. At any time and from time to time, upon the Second Lien Collateral Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Second Lien Collateral Agent to furnish to the Second Lien Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Collateral consisting of Receivables.

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(b)          The Second Lien Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Receivables that are Collateral and each Grantor hereby agrees to continue to collect all amounts due or to become due to such Grantor under such Receivables and any Supporting Obligation in respect thereof and diligently exercise each material right it may have under any Receivable and any such Supporting Obligation, in each case, at its own expense consistent with its reasonable business judgment; provided, however, that the Second Lien Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Second Lien Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Collateral consisting of Receivables, when collected by any Grantor, (i) shall forthwith (and, in any event, within two (2) Business Days) be deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Second Lien Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Second Lien Collateral Agent, subject to withdrawal by the Second Lien Collateral Agent for the account of the Secured Parties only as provided in Section 5.4, and (ii) until so turned over, shall be held by such Grantor on behalf of and for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Collateral consisting of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)          If an Event of Default has occurred and is continuing, following the Second Lien Collateral Agent’s request, each Grantor shall deliver to the Second Lien Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Collateral consisting of Receivables, including, without limitation, all original orders, invoices and shipping receipts.

5.2          Communications with Obligors. (a)  The Second Lien Collateral Agent in its own name or in the name of others may, following contemporaneous written notice to the Grantors provided no such notice shall be required in the case of any bankruptcy or insolvency of any Grantor, after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Second Lien Collateral Agent’s satisfaction the existence, amount and terms of any Collateral consisting of Receivables.

(b)          After the occurrence and during the continuance of an Event of Default, the Second Lien Collateral Agent may following written notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or counterparty to make all payments under such Receivables directly to the Second Lien Collateral Agent.

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5.3          Proceeds to be Turned Over To Second Lien Collateral Agent. In addition to the rights of the Secured Parties specified in Section 5.1 with respect to payments of Collateral consisting of Receivables, if an Event of Default shall occur and be continuing and upon Second Lien Collateral Agent’s written request, all Proceeds received by any Grantor consisting of cash, Cash Equivalents, checks and other near-cash items shall be held by such Grantor on behalf of and for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Second Lien Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Second Lien Collateral Agent, if required). All Proceeds received by the Second Lien Collateral Agent hereunder shall be held by the Second Lien Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Second Lien Collateral Agent in a Collateral Account (or by such Grantor on behalf of and for the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 5.4.

5.4          Application of Proceeds. Subject to Section 5.4(b) below, the Agreement Among Lenders and the First-Second Intercreditor Agreement, if an Event of Default shall have occurred and be continuing, at any time at the Second Lien Collateral Agent’s election, the Second Lien Collateral Agent may (and, if directed by the Required Lenders, shall), notwithstanding the provisions of Section 2.08 and Section 2.11 of the Credit Agreement, apply all or any part of the Collateral and/or net Proceeds thereof (after deducting fees and expenses as provided in Section 5.5) realized through the exercise by the Second Lien Collateral Agent of its remedies hereunder, whether or not held in any Collateral Account, in payment of the Secured Obligations. The Second Lien Collateral Agent shall apply any such Collateral or Proceeds to be applied in the following order:

First, to the Second Lien Collateral Agent and the Administrative Agent to pay incurred and unpaid fees, expenses and indemnities under the Loan Documents;

Second, to the Administrative Agent in respect of Secured Obligations then due and owing and remaining unpaid for application by the Administrative Agent in accordance with the terms of the Credit Agreement;

Third, to the Administrative Agent in respect of all Secured Obligations, (other than those under clause second above) for prepayment of such Secured Obligations in accordance with the terms of the Credit Agreement; and

Fourth, any balance of such Proceeds remaining after a Discharge of the Secured Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same and any Collateral remaining after a Discharge of the Secured Obligations shall be returned to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same.

In addition, with respect to any proceeds of Insurance received by the Second Lien Collateral Agent, (x) if no Event of Default shall have occurred and be continuing, (i) such Insurance Proceeds shall be returned to the Grantors if permitted or required by the Credit Agreement or (ii) if not so permitted or required by the Credit Agreement, then such Insurance Proceeds shall be applied in accordance with this Section 5.4(a) and (y) if an Event of Default shall have occurred and be continuing, then such Insurance Proceeds shall be applied in accordance with this Section 5.4(a).

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5.5          Code and Other Remedies. (a)  If an Event of Default shall occur and be continuing, the Second Lien Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and all rights under any other applicable law or in equity. Without limiting the generality of the foregoing, the Second Lien Collateral Agent, without further demand of performance or other demand, defense, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, presentments, protests, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party, on the internet or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. So long as an Event of Default shall have occurred and be continuing, the Second Lien Collateral Agent may store, repair or recondition any Collateral or otherwise prepare any Collateral for disposal in the manner and to the extent that the Second Lien Collateral Agent reasonably deems necessary and appropriate. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold or to become the licensor of all or any such Collateral, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. For purposes of bidding and making settlement or payment of the purchase price for all or a portion of the Collateral sold at any such sale made in accordance with the UCC or other applicable laws, including, without limitation, the Bankruptcy Code, the Second Lien Collateral Agent, as agent for and representative of the Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing), shall be entitled to credit bid and use and apply the Secured Obligations (or any portion thereof) as a credit on account of the purchase price for any Collateral payable by the Second Lien Collateral Agent at such sale, such amount to be apportioned ratably to the Secured Obligations of the Secured Parties in accordance with their pro rata share of such Secured Obligations. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Second Lien Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Second Lien Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Second Lien Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Second Lien Collateral Agent may specifically disclaim or modify any warranties of title or the like. The foregoing will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Each Grantor agrees that it would not be commercially unreasonable for the Second Lien Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Second Lien Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Second Lien Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Second Lien Collateral Agent’s request, to assemble the Collateral and make it available to the Second Lien Collateral Agent at places which the Second Lien Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Second Lien Collateral Agent shall have the right to enter onto the property where any Collateral is located without any obligation to pay rent and take possession thereof with or without judicial process. The Second Lien Collateral Agent shall have no obligation to marshal any of the Collateral.

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(b)          The Second Lien Collateral Agent shall deduct from such Proceeds all reasonable costs and expenses of every kind incurred in connection with the exercise of its rights and remedies against the Collateral or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable and documented attorneys’ fees and disbursements. Any net Proceeds remaining after such deductions shall be applied or retained by the Second Lien Collateral Agent in accordance with Section 5.4. Only after such application and after the payment by the Second Lien Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the UCC, need the Second Lien Collateral Agent account for the surplus, if any, to any Grantor. If the Second Lien Collateral Agent sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by the purchaser and received by the Second Lien Collateral Agent. In the event the purchaser fails to pay for the Collateral, the Second Lien Collateral Agent may resell the Collateral and the applicable Grantor shall be credited with proceeds of the sale. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by it or them of any rights hereunder.

(c)          In the event of any Disposition of any of the Intellectual Property, the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included, and the applicable Grantor shall supply the Second Lien Collateral Agent or its designee with such Grantor’s know-how and expertise, and with documents and things embodying the same, relating to the exploitation of such Intellectual Property, including the manufacture, distribution, advertising and sale of products or the provision of services under such Intellectual Property, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of such products and services.

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(d)          For the purpose of enabling the Second Lien Collateral Agent to exercise rights and remedies under this Section 5.5 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, license out, convey, transfer or grant options to purchase any Collateral) at such time as the Second Lien Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Second Lien Collateral Agent, for the benefit of the Secured Parties, (i) an irrevocable, nonexclusive, and assignable license or sublicense (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, and exercisable only upon the occurrence and continuance of an Event of Default, to use, practice, license, sublicense, and otherwise exploit any and all Intellectual Property now owned or licensed or hereafter acquired or licensed by such Grantor (which license shall include access to all media in which any of the licensed items may be recorded or stored and to all software and programs used for the compilation or printout thereof) and (ii) an irrevocable license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all real property owned, operated, leased, subleased, or otherwise occupied by such Grantor.

5.6          Effect of Securities Laws.    Each Grantor recognizes that the Second Lien Collateral Agent may be unable to effect a public sale of any or all of the Pledged Equity Interests or the Pledged Debt Securities by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Second Lien Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests or the Pledged Debt Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

5.7          Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency, all in accordance with and subject to the Credit Agreement.

Section 6.     POWER OF ATTORNEY

6.1          Second Lien Collateral Agent’s Appointment as Attorney-in-Fact, Etc. (a)  Each Grantor hereby irrevocably constitutes and appoints the Second Lien Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take such appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Second Lien Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

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(i)          in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Second Lien Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)          in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Second Lien Collateral Agent may request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)         pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or purchase any insurance called for by the terms of the Loan Documents and pay all or any part of the premiums therefor and the costs thereof;

(iv)         execute, in connection with any sale provided for in Section 5.5 or 5.6, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)          (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Second Lien Collateral Agent or as the Second Lien Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Second Lien Collateral Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Second Lien Collateral Agent shall in its sole discretion determine, subject to the First-Second Intercreditor Agreement; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Second Lien Collateral Agent were the absolute owner thereof for all purposes, and do, at the Second Lien Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Second Lien Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

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Anything in this Section 6.1(a) to the contrary notwithstanding, the Second Lien Collateral Agent agrees that, except as provided in Section 6.1(b), it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.

(b)          If any Grantor fails to perform or comply with any of its agreements contained herein, the Second Lien Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement; provided, however, that unless an Event of Default has occurred and is continuing or time is of the essence, the Second Lien Collateral Agent shall not exercise this power without first making demand on the Grantor and the Grantor failing to promptly comply therewith.

(c)          [Reserved].

(d)          Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until a Discharge of the Secured Obligations.

6.2          Authorization of Financing Statements. Each Grantor acknowledges that pursuant to Section 9-509(b) of the UCC and any other applicable law, the Second Lien Collateral Agent is authorized to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Second Lien Collateral Agent reasonably determines necessary and appropriate to perfect or maintain the perfection of the security interests of the Second Lien Collateral Agent under this Agreement. Each Grantor agrees that such financing statements may describe the collateral in the same manner as described in the Security documents or as “all assets” or “all personal property” of the such Grantor, whether now owned or hereafter existing or acquired by the such Grantor or such other description as the Second Lien Collateral Agent, in its sole judgment, determines is necessary or advisable. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

6.3          Further Assurances. Each Grantor agrees that from time to time, at the expense of such Grantor, it shall, subject to the Collateral and Guarantee Requirement, promptly execute and deliver (subject to the First-Second Intercreditor Agreement) all further instruments and documents and take all commercially reasonable further action that may be necessary or desirable, or that the Second Lien Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Second Lien Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of any Collateral.

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Section 7.     Lien absolute; waiver of suretyship defenses

7.1          Lien Absolute, Waivers   (a) All rights of Second Lien Collateral Agent hereunder, and all obligations of Grantors hereunder, shall be absolute and unconditional irrespective of, shall not be affected by, and shall remain in full force and effect without regard to, and hereby waives all, rights, claims or defenses that it might otherwise have (now or in the future) with respect to, in each case, each of the following (whether or not such Grantor has knowledge thereof):

(i)          the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Secured Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party;

(ii)         any renewal, extension or acceleration of, or any increase in the amount of the Secured Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Loan Documents;

(iii)        any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Loan Documents, at law, in equity or otherwise) with respect to the Secured Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Secured Obligations;

(iv)        any change, reorganization or termination of the corporate structure or existence of Borrower or any other Grantor or any of their Subsidiaries and any corresponding restructuring of the Secured Obligations;

(v)         any settlement, compromise, release, or discharge of, or acceptance or refusal of any offer of payment or performance with respect to, or any substitutions for, the Secured Obligations or any subordination of the Secured Obligations to any other obligations;

(vi)        the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or lien, the release of any or all collateral securing, or purporting to secure, the Secured Obligations or any other impairment of such collateral;

(vii)        any exercise of remedies with respect to any security for the Secured Obligations (including, without limitation, any collateral, including the Collateral securing or purporting to secure any of the Secured Obligations) at such time and in such order and in such manner as the Second Lien Collateral Agent and the Secured Parties may decide and whether or not every aspect thereof is commercially reasonable and whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that any Grantor would otherwise have and without limiting the generality of the foregoing or any other provisions hereof, each Grantor hereby expressly waives any and all benefits which might otherwise be available to such Grantor under applicable law, including, without limitation, California Civil Code Sections 2809, 2810, 2819, 2939, 2845, 2848, 2849, 2850, 2855, 2899 and 3433; and

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(viii)       any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of any Grantor as an obligor in respect of the Secured Obligations or which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or any other Grantor for the Secured Obligations, or of such Grantor under the guarantee contained in the Credit Agreement or of any security interest granted by any Grantor, whether in a Bankruptcy Proceeding or in any other instance.

(b)          In addition each Grantor further waives any and all other defenses, set- offs or counterclaims (other than a defense of payment or performance in full hereunder) which may at any time be available to or be asserted by it, the Borrower or any other Grantor or Person against any Secured Party, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.

(c)          Each Grantor waives diligence, presentment, protest, marshaling, demand for payment, notice of dishonor, notice of default and notice of nonpayment to or upon the Borrower or any of the other Grantors with respect to the Secured Obligations. Except for notices provided for herein, each Grantor hereby waives notice (to the extent permitted by applicable law) of any kind in connection with this Agreement or any collateral securing the Secured Obligations, including, without limitation, the Collateral. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, Second Lien Collateral Agent may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Borrower, any other Grantor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by Second Lien Collateral Agent to make any such demand, to pursue such other rights or remedies or to collect any payments from Borrower, any other Grantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Borrower, any other Grantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Secured Party against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Section 8.     the Second Lien Collateral Agent

8.1          Authority of Second Lien Collateral Agent. (a) Each Grantor acknowledges that the rights and responsibilities of the Second Lien Collateral Agent under this Agreement with respect to any action taken by the Second Lien Collateral Agent or the exercise or non-exercise by the Second Lien Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Second Lien Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Second Lien Collateral Agent and the Grantors, the Second Lien Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

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(b)          The Second Lien Collateral Agent has been appointed to act as Second Lien Collateral Agent hereunder by the Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Second Lien Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. The provisions of the Credit Agreement relating to the Second Lien Collateral Agent, including without limitation, the provisions relating to resignation or removal of the Second Lien Collateral Agent (subject to Section 8.3(e) hereof) and the powers and duties and immunities of the Second Lien Collateral Agent, are incorporated herein by this reference and shall survive any termination of the Credit Agreement.

8.2          Duty of Second Lien Collateral Agent. The Second Lien Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Second Lien Collateral Agent deals with similar property for its own account. Neither the Second Lien Collateral Agent nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys or other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from their own gross negligence or willful misconduct in breach of a duty owed to such Grantor.

8.3          Exculpation of the Second Lien Collateral Agent. (a) The Second Lien Collateral Agent shall not be responsible to any Secured Party for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or of any Security Document or the validity or perfection of any security interest or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Second Lien Collateral Agent to the Secured Parties or by or on behalf of any Secured Party to the Second Lien Collateral Agent or any Secured Party in connection with the Security Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Secured Obligations, nor shall the Second Lien Collateral Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Security Documents or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing.

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(b)          Neither the Second Lien Collateral Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Secured Parties for any action taken or omitted by the Second Lien Collateral Agent under or in connection with any of the Security Documents except to the extent caused solely and proximately by the Second Lien Collateral Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Second Lien Collateral Agent shall be entitled to refrain from any act or the taking of any action in connection herewith or any of the Security Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Second Lien Collateral Agent shall have been instructed in respect thereof by the Required Lenders and, upon such instruction, the Second Lien Collateral Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such written instructions. Without prejudice to the generality of the foregoing, (i) the Second Lien Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Grantors and their Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Secured Party shall have any right of action whatsoever against the Second Lien Collateral Agent as a result of the Second Lien Collateral Agent acting or refraining from acting hereunder or under any of the Security Documents in accordance with the Credit Agreement.

(c)          Without limiting the indemnification provisions of the Credit Agreement, each of the Secured Parties not party to the Credit Agreement severally agrees to indemnify the Second Lien Collateral Agent, to the extent that the Second Lien Collateral Agent shall not have been reimbursed by any Loan Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Second Lien Collateral Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the Security Documents or otherwise in its capacity as the Second Lien Collateral Agent in any way relating to or arising out of this Agreement or the Security Documents; provided, no such Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely and proximately from the Second Lien Collateral Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to the Second Lien Collateral Agent for any purpose shall, in the opinion of the Second Lien Collateral Agent, be insufficient or become impaired, the Second Lien Collateral Agent may call for additional indemnity and cease, or not commence, to do the acts insufficiently indemnified against until such additional indemnity is furnished.

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(d)          No direction given to the Second Lien Collateral Agent which imposes, or purports to impose, upon the Second Lien Collateral Agent any obligation not set forth in or arising under this Agreement or any Security Document accepted or entered into by the Second Lien Collateral Agent shall be binding upon the Second Lien Collateral Agent.

(e)          Prior to the Discharge of the Secured Obligations, the Second Lien Collateral Agent may resign at any time in accordance with Section 8.06 of the Credit Agreement. After the Second Lien Collateral Agent’s resignation in accordance with Section 8.06 of the Credit Agreement, the provisions of Section 8 hereof and of Section 8 of the Credit Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Second Lien Collateral Agent. Upon the acceptance of any appointment as the Second Lien Collateral Agent by a successor Second Lien Collateral Agent in accordance with Section 8.06 of the Credit Agreement, the retiring Second Lien Collateral Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Second Lien Collateral Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Second Lien Collateral Agent in respect of the Collateral to the successor Second Lien Collateral Agent.

8.4          Delegation of Duties.    The Second Lien Collateral Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Security Document by or through any one or more sub-agents appointed by the Second Lien Collateral Agent and the Second Lien Collateral Agent shall not be liable or responsible for the actions or omissions of any such sub-agent appointed with due care. The Second Lien Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 8 shall apply to any such sub-agent and to any of the Affiliates of the Second Lien Collateral Agent and any such sub-agents, and shall apply to their respective activities as if such sub-agent and Affiliates were named herein in connection with the transactions contemplated hereby and by the Security Documents. Notwithstanding anything herein to the contrary, each sub-agent appointed by the Second Lien Collateral Agent or Affiliate of the Second Lien Collateral Agent or Affiliate of any such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Loan Parties and the Secured Parties, and such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent or Affiliate acting in such capacity.

8.5          No Individual Foreclosure, Etc. No Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any guarantee of the Secured Obligations except to the extent expressly contemplated by this Agreement or the other Loan Documents, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Second Lien Collateral Agent on behalf of the Secured Parties in accordance with the terms thereof. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the guarantees of the Secured Obligations provided hereunder and under any other Loan Documents, to have agreed to the foregoing provisions and the other provisions of this Agreement. Without limiting the generality of the foregoing, each Secured Party authorizes the Second Lien Collateral Agent to credit bid all or any part of the Secured Obligations held by it.

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8.6          Collateral Agent. Article VIII of the Credit Agreement is incorporated by reference mutatis mutandis. The Second Lien Collateral Agent has executed this Agreement as directed under and in accordance with the Credit Agreement and will perform this Agreement solely in its capacity as Second Lien Collateral Agent. In performing under this Agreement, the Second Lien Collateral Agent shall have all such rights, protections and immunities granted it under the Second Lien Credit Agreement.

Section 9.     MISCELLANEOUS

9.1          Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Second Lien Collateral Agent, provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Second Lien Collateral Agent in a written instrument executed by the Second Lien Collateral Agent. After the Discharge of the Secured Obligations, the provisions of this Agreement may be waived, amended, supplemented or otherwise modified by a written instrument executed by each Grantor. Notwithstanding anything to the contrary contained in this Section 9.1, the Borrowers may amend the Schedules upon notice to Agent.

9.2          Notices. All notices and other communications provided for herein to or upon the Second Lien Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.01 of the Credit Agreement.

9.3          No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4          Enforcement Expenses; Indemnification. Each Grantor agrees to (a) pay or reimburse each Secured Party for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and (b) indemnify each Secured Party, in each case to the same extent that the Borrower is obligated to do so pursuant to Section 9.05 of the Credit Agreement. The agreements in this Section shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

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9.5          Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided that no Grantor may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Second Lien Collateral Agent, unless permitted under the Credit Agreement, and any such assignment or transfer without such consent shall be null and void and (ii) and no Secured Party may assign or otherwise transfer its rights or obligations hereunder except in accordance with the Loan Documents.

9.6          Set-Off. Each Grantor hereby irrevocably authorizes each Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final), at any time held and other indebtedness owing by such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Secured Party may elect, against any and all of the obligations of such Grantor to such Secured Party hereunder, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations may be unmatured, provided that, if such Secured Party is a Lender, it complies with Section 9.06 of the Credit Agreement. Each Secured Party exercising any right of set-off shall notify such Grantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

9.7          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Agreement by facsimile (or other electronic) transmission pursuant to procedures approved by the Administrative Agent shall be as effective as delivery of a manually signed original.

9.8          Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9.9          Section Headings. The Section headings and Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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9.10       Integration/Conflict. This Agreement and the other Loan Documents represent the entire agreement of the Grantors, the Second Lien Collateral Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by the Second Lien Collateral Agent or any other Secured Party relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage securing the Secured Obligations and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of fixtures and real property leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral. In the event of any conflict between the terms of this Agreement and this Credit Agreement, the terms of the Credit Agreement shall govern and control.

9.11       GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

9.12       Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a)          submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;

(b)          agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c)          agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this agreement or any other Loan Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against such Grantor or any of its assets in the courts of any jurisdiction;

(d)          waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court);

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(e)          consents to service of process in the manner provided in Section 9.17 of the Credit Agreement (and agrees that nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law); and

(f)          waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

9.13       Acknowledgments. Each Grantor hereby acknowledges that:

(a)          in connection with all aspects of each transaction contemplated hereby, it has consulted its own legal advisors to the extent it has deemed appropriate;

(b)          no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents and the provisions of Section 9.23 of the Credit Agreement are incorporated herein, mutatis mutandis (to apply to this Agreement rather than the Credit Agreement), and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)          no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

9.14       Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.11 of the Credit Agreement shall become a Grantor as required by the Credit Agreement for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

9.15       Releases. (a) The Collateral shall be released from the Liens created hereby as set forth in Section 9.20 of the Credit Agreement and Section 2(a) of this Agreement. This Agreement and all obligations (other than those expressly stated to survive such termination) of the Second Lien Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors upon a Discharge of the Secured Obligations.

(b)          Each Grantor acknowledges that, except upon release pursuant to clause (a) above, it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Second Lien Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

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9.16          Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, SECOND LIEN COLLATERAL AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Remainder of page left intentionally blank.]

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IN WITNESS WHEREOF, each of the undersigned has caused this Second Lien Collateral Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:

DIFFERENTIAL BRANDS GROUP INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

DBG HOLDINGS SUBSIDIARY INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

DBG SUBSIDIARY INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

HUDSON CLOTHING HOLDINGS, INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

HUDSON CLOTHING, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

DFBG SWIMS, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

Signature Page to SECOND LIEN Collateral Agreement

HC ACQUISITION HOLDINGS, INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

RG PARENT LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

ROBERT GRAHAM HOLDINGS, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

ROBERT GRAHAM DESIGNS, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

ROBERT GRAHAM RETAIL LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

RGH GROUP LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

Signature Page to SECOND LIEN Collateral Agreement

MARCO BRUNELLI IP, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC BRANDS HOLDING LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

AMERICAN MARKETING ENTERPRISES INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

BRIEFLY STATED HOLDINGS INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

BRIEFLY STATED INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

GBG JEWELRY INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

Signature Page to SECOND LIEN Collateral Agreement

KHQ INVESTMENT LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

KHQ ATHLETICS LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

ROSETTI HANDBAGS AND ACCESSORIES, LTD.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

GBG ACCESSORIES GROUP LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

GBG SOCKS LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

VZI INVESTMENT CORP.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

Signature Page to SECOND LIEN Collateral Agreement

GBG-BCBG LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

GBG-BCBG RETAIL LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

GBG DENIM USA, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

GBG BEAUTY LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

ADDED EXTRAS LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

LOTTA LUV BEAUTY LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

Signature Page to SECOND LIEN Collateral Agreement

GBG WEST LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

F&T APPAREL LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

GBG DENIM RETAIL LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

INNOVO WEST SALES, INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC BEBE LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

Signature Page to SECOND LIEN Collateral Agreement

SECOND LIEN COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION,
as Second Lien Collateral Agent

By:	/s/Lisa Dowd
Name: Lisa Dowd
Title: Vice President

Signature Page to SECOND LIEN Collateral Agreement

Schedule 1

DESCRIPTION OF PLEDGED INVESTMENT PROPERTY

Schedule 2

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Schedule 3

EXACT LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Schedule 4

LOCATION OF INVENTORY AND EQUIPMENT

Schedule 5

LOCATION OF INVENTORY AND EQUIPMENT (WITH BAILEES, WAREHOUSEMAN OR SIMILAR PARTIES)

Schedule 6

GOVERNMENT RECEIVABLES

Signature Page to SECOND LIEN Collateral Agreement

Schedule 7

Copyrights and Copyright Applications:

[Attached]

Patent and Patent Applications:

[Attached]

Trademarks and Trademark Applications:

[Attached]

Schedule 8

VEHICLES

Schedule 9

LETTER OF CREDIT RIGHTS

Schedule 10

COMMERCIAL TORT CLAIMS

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Exhibit A to

Second Lien Collateral Agreement

FORM OF UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, the “Control Agreement”) dated as of _______ ___, ____, is made by and among _______________, a __________ corporation (the “Grantor”), U.S. Bank National Association, as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) for the Secured Parties (as defined in the Second Lien Collateral Agreement referred to below), and ____________, a ____________ corporation (the “Issuer”).

WHEREAS, the Grantor has granted to the Second Lien Collateral Agent, for the benefit of the Secured Parties, a security interest in any Uncertificated Security of the Issuer owned by the Grantor from time to time (collectively, the “Pledged Securities”), and all Proceeds thereof (collectively, with the Pledged Securities, the “Collateral”) pursuant to a Second Lien Collateral Agreement, dated as of October 29, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Second Lien Collateral Agreement”), among the Grantor and the other persons party thereto as grantors in favor of the Second Lien Collateral Agent.

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Second Lien Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     Notice of Security Interest. The Grantor, the Second Lien Collateral Agent and the Issuer are entering into this Control Agreement to perfect, and to confirm the priority of, the security interest of the Second Lien Collateral Agent, for the benefit of the Secured Parties, in the Collateral. The Issuer acknowledges that this Control Agreement constitutes written notification to the Issuer of the Second Lien Collateral Agent’s security interest in the Collateral. The Issuer agrees to promptly record in its books and records the pledge of the Pledged Securities in accordance with the Security Agreement and, following the occurrence and during the continuance of an Event of Default for which notice of acceleration has been given, following the reasonable request by the Second Lien Collateral Agent, to register the Second Lien Collateral Agent as the registered owner of any or all of the Pledged Securities. The Issuer acknowledges that the Second Lien Collateral Agent has control over the Collateral.

SECTION 2.     Collateral. The Issuer hereby represents and warrants to, and agrees with the Grantor and the Second Lien Collateral Agent that (i) the terms of any limited liability company interests or partnership interests included in the Collateral from time to time shall expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the State of [ISSUER’S JURISDICTION], (ii) the Pledged Securities are uncertificated securities, (iii) the issuer’s jurisdiction is, and during the term of this Control Agreement shall remain, the State of [ISSUER’S JURISDICTION], (iv) Schedule 1 contains a true and complete description of the Pledged Securities as of the Closing Date and (v) except for the claims and interests of the Second Lien Collateral Agent and the Grantor in the Collateral, the Issuer does not know of any claim to or security interest or other interest in the Collateral.

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SECTION 3.     Control. The Issuer hereby agrees, following written direction from the Second Lien Collateral Agent and without further consent from the Grantor to, upon the occurrence and during the continuance of an Event of Default for which notice of acceleration has been given: (i) comply with any instruction received by it from the Second Lien Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of the Collateral Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Second Lien Collateral Agent.

SECTION 4.     Other Agreements. The Issuer shall notify promptly the Second Lien Collateral Agent and the Grantor if any other person asserts any lien, encumbrance, claim (including any adverse claim) or security interest in or against any of the Collateral. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Securities or the Collateral, the provisions of this Control Agreement shall control.

SECTION 5.     Protection of Issuer. The Issuer may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.

SECTION 6.     Termination. This Control Agreement shall terminate automatically upon receipt by the Issuer of written notice executed by the Second Lien Collateral Agent that (i) the Discharge of the Secured Obligations has occurred, or (ii) all of the Collateral has been released, whichever is sooner, and the Issuer shall thereafter be relieved of all duties and obligations hereunder.

SECTION 7.     Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or [three (3) days] after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor’s and the Second Lien Collateral Agent’s addresses as set forth in the Second Lien Collateral Agreement, and to the Issuer’s address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

[Name of Issuer]

[Address of Issuer]

Attention:______________________

Telephone: (     )      -______________

Telecopy: (     )      -_______________

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SECTION 8.     Amendments in Writing. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

SECTION 9.     Entire Agreement. This Control Agreement and the Second Lien Collateral Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

SECTION 10.     Execution in Counterparts. This Control Agreement may be executed in any number of counterparts by one or more parties to this Control Agreement and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Control Agreement by facsimile or other electronic transmission (e.g., “pdf”, or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11.     Successors and Assigns. The provisions of this Control Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, provided that neither the Grantor nor the Issuer may assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Second Lien Collateral Agent and any such assignment, transfer or delegation without such consent shall be null and void.

SECTION 12.     Severability. In the event any one or more of the provisions contained in this Control Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 13.     Section Headings. The Section headings used in this Control Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 14.     Submission to Jurisdiction; Waivers. Each of the Grantor and the Issuer hereby irrevocably and unconditionally:

(a)          submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;

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(b)          agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c)          agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Control Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Control Agreement or any other Loan Document against the Grantor or any of its assets in the courts of any jurisdiction;

(d)          consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(e)          agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Grantor at its address referred to in Section 7 of this Control Agreement or at such other address of which the Second Lien Collateral Agent shall have been notified pursuant thereto;

(f)          agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

(g)          waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

SECTION 15.     GOVERNING LAW AND JURISDICTION. THIS CONTROL AGREEMENT HAS BEEN DELIVERED TO AND ACCEPTED BY THE SECOND LIEN COLLATERAL AGENT AND WILL BE DEEMED TO BE MADE IN THE STATE OF NEW YORK. THIS CONTROL AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS CONTROL AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW OF GOVERNING PERFECTION AND EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 16.     WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONTROL AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, SECOND LIEN COLLATERAL AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE, THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CONTROL AGREEMENT BY, AMONG OTHER THINS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

A-4

SECTION 17.     First-Second Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, the Liens granted to the Collateral Agent pursuant to this Agreement in any Collateral and the exercise of any right or remedy by the Collateral Agent with respect to any Collateral hereunder are subject to the provisions of the First-Second Intercreditor Agreement. In the event of any conflict between the terms of the First-Second Intercreditor Agreement and this Agreement, the terms of the First-Second Intercreditor Agreement shall govern and control.

SECTION 18.     Collateral Agent. The Second Lien Collateral Agent has executed this Agreement as directed under and in accordance with the Credit Agreement and will perform this Agreement solely as Second Lien Collateral Agent. In performing under this Agreement, the Second Lien Collateral Agent shall have all such rights, protections and immunities granted to it under the Credit Agreement.

A-5

IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:
Name:
Title:

[NAME OF ISSUER]

By:
Name:
Title:

A-6

EXHIBIT B-1

TO SECOND LIEN COLLATERAL AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Agreement”), is made by each of the signatories hereto indicated as a “Grantor” (each a “Grantor” and collectively, the “Grantors”) in favor of U.S. Bank National Association, Second Lien Collateral Agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Second Lien Collateral Agent”).

WHEREAS, pursuant to that certain Second Lien Credit Agreement dated as of October 29, 2018 by and among DIFFERENTIAL BRANDS GROUP INC., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), the Second Lien Collateral Agent for the Lenders, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and conditions set forth therein, to the Borrower; and

WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrower under the Credit Agreement, the Grantors entered into a Second Lien Collateral Agreement dated as of October 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Collateral Agreement”) between each of the Grantors and the Second Lien Collateral Agent, pursuant to which each of the Grantors assigned, transferred and granted to the Second Lien Collateral Agent, for the benefit of the Secured Parties, a security interest in the Copyright Collateral (as defined below);

WHEREAS, pursuant to the Second Lien Collateral Agreement, each Grantor agreed to execute and deliver this Agreement, in order to record the security interest granted to the Second Lien Collateral Agent, for the benefit of the Secured Parties, with the United States Copyright Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Second Lien Collateral Agent as follows:

SECTION 1.     Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Second Lien Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.

EXHIBIT B-1

SECTION 2.     Grant of Security Interest

Each Grantor hereby collaterally assigns, pledges and grants to the Second Lien Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the following property, in each case, wherever located and now owned or at any time hereafter acquired and owned by such Grantor (collectively, the “Copyright Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a)          all works of authorship and all intellectual property rights therein, all United States and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and databases, all designs (including but not limited to all industrial designs, “Protected Designs” within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all “Mask Works” (as defined in 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed in Schedule A attached hereto, (ii) all extensions, renewals, and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (collectively “Copyrights”); and

(b)          all agreements, licenses and covenants pursuant to which such Grantor has been granted exclusive rights in any registered Copyrights or has otherwise been granted or has granted a covenant not to sue for infringement or other violation of any registered Copyrights, including, without limitation, each agreement listed in Schedule A attached hereto.

SECTION 3.     Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Second Lien Collateral Agent, for the benefit of the Secured Parties, pursuant to the Second Lien Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Second Lien Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Second Lien Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Second Lien Collateral Agreement, the provisions of the Second Lien Collateral Agreement shall control.

EXHIBIT B-1

SECTION 4.     Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OF THE SECURITY INTERESTS).

SECTION 5.     Counterparts

This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Agreement by facsimile (or other electronic) transmission pursuant to procedures approved by the Administrative Agent shall be as effective as delivery of a manually signed original.

SECTION 6. Collateral Agent

The Second Lien Collateral Agent has executed this Agreement as directed under and in accordance with the Credit Agreement and will perform this Agreement solely as Second Lien Collateral Agent. In performing under this Agreement, the Second Lien Collateral Agent shall have all such rights, protections and immunities granted to it under the Credit Agreement.

[Remainder of page intentionally left blank]

EXHIBIT B-1

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR],
as Grantor

By:
Name:
Title:

EXHIBIT B-1

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION,
as Second Lien Collateral Agent

By:
Name:
Title:

EXHIBIT B-1

SCHEDULE A

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Title	Registration No.	Registration Date

COPYRIGHT APPLICATIONS

Title	Application / Case No.	Filing Date

EXCLUSIVE COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright

EXHIBIT B-1

EXHIBIT B-2

TO SECOND LIEN COLLATERAL AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Agreement”), is made by each of the signatories hereto indicated as a Grantor (each a “Grantor” and collectively, the “Grantors”) in favor of U.S. Bank National Association, as Second Lien Collateral Agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Second Lien Collateral Agent”).

WHEREAS, pursuant to that certain Second Lien Credit Agreement dated as of October 29, 2018 by and among DIFFERENTIAL BRANDS GROUP INC., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), the Second Lien Collateral Agent for the Lenders, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and conditions set forth therein, to the Borrower; and

WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrower under the Credit Agreement, the Grantors entered into a Second Lien Collateral Agreement dated as of October 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Collateral Agreement”) between each of the Grantors and the Second Lien Collateral Agent, pursuant to which each of the Grantors assigned, transferred and granted to the Second Lien Collateral Agent, for the benefit of the Secured Parties, a security interest in the Patent Collateral (as defined below);

WHEREAS, pursuant to the Second Lien Collateral Agreement, each Grantor agreed to execute and deliver this Agreement, in order to record the security interest granted to the Second Lien Collateral Agent, for the benefit of the Secured Parties, with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Second Lien Collateral Agent as follows:

SECTION 1. Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Second Lien Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.

EXHIBIT B-2

SECTION 2. Grant of Security Interest.

Each Grantor hereby collaterally assigns, pledges and grants to the Second Lien Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the following property, in each case, wherever located and now owned or at any time hereafter acquired and owned by such Grantor (collectively, the “Patent Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

all patentable inventions and designs, all United States, foreign, and multinational patents, certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including without limitation: (i) each patent and patent application listed in Schedule A attached hereto (ii) all reissues, substitutes, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iv) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto, and (vi) all other rights of any accruing thereunder or pertaining thereto throughout the world.

SECTION 3.     Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Second Lien Collateral Agent, for the benefit of the Secured Parties, pursuant to the Second Lien Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Second Lien Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Second Lien Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Second Lien Collateral Agreement, the provisions of the Second Lien Collateral Agreement shall control.

SECTION 4.     Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OF THE SECURITY INTERESTS).

EXHIBIT B-2

SECTION 5.     Counterparts

This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Agreement by facsimile (or other electronic) transmission pursuant to procedures approved by the Administrative Agent shall be as effective as delivery of a manually signed original.

SECTION 6. Collateral Agent

The Second Lien Collateral Agent has executed this Agreement as directed under and in accordance with the Credit Agreement and will perform this Agreement solely as Second Lien Collateral Agent. In performing under this Agreement, the Second Lien Collateral Agent shall have all such rights, protections and immunities granted to it under the Credit Agreement.

[Remainder of page intentionally left blank]

EXHIBIT B-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR],
as Grantor

By:
Name:
Title:

EXHIBIT B-2

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION,
as Second Lien Collateral Agent

By:
Name:
Title:

EXHIBIT B-2

SCHEDULE A

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT B-2

EXHIBIT B-3

TO SECOND LIEN COLLATERAL AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Agreement”), is made by each of the signatories hereto indicated as a Grantor (each a “Grantor” and collectively, the “Grantors”) in favor of U.S. Bank National Association, Second Lien Collateral Agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Second Lien Collateral Agent”).

WHEREAS, pursuant to that certain Second Lien Credit Agreement dated as of October 29, 2018 by and among DIFFERENTIAL BRANDS GROUP INC., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), the Second Lien Collateral Agent for the Lenders, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and conditions set forth therein, to the Borrower; and

WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrower under the Credit Agreement, the Grantors entered into a Second Lien Collateral Agreement dated as of October 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Collateral Agreement”) between each of the Grantors and the Second Lien Collateral Agent, pursuant to which each of the Grantors assigned, transferred and granted to the Second Lien Collateral Agent, for the benefit of the Secured Parties, a security interest in the Trademark Collateral (as defined below);

WHEREAS, pursuant to the Second Lien Collateral Agreement, each Grantor agreed to execute and deliver this Agreement, in order to record the security interest granted to the Second Lien Collateral Agent, for the benefit of the Secured Parties, with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Second Lien Collateral Agent as follows:

SECTION 1.     Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Second Lien Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.

EXHIBIT B-3

SECTION 2.     Grant of Security Interest in Trademark Collateral

SECTION 2.1     Grant of Security. Each Grantor hereby collaterally assigns, pledges and grants to the Second Lien Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the following property, in each case, wherever located and now owned or at any time hereafter acquired and owned by such Grantor (collectively, the “Trademark Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

all domestic, foreign and multinational trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, Internet domain names, other indicia of origin or source identification, and general intangibles of a like nature, whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed in Schedule A attached hereto, (ii) all extension and renewals thereof, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

SECTION 2.2     Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3.     Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Second Lien Collateral Agent, for the benefit of the Secured Parties, pursuant to the Second Lien Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Second Lien Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Second Lien Collateral Agreement, the provisions of the Second Lien Collateral Agreement shall control.

EXHIBIT B-3

SECTION 4.     Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OF THE SECURITY INTERESTS).

SECTION 5.     Counterparts

This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Agreement by facsimile (or other electronic) transmission pursuant to procedures approved by the Administrative Agent shall be as effective as delivery of a manually signed original.

SECTION 6. Collateral Agent

The Second Lien Collateral Agent has executed this Agreement as directed under and in accordance with the Credit Agreement and will perform this Agreement solely as Second Lien Collateral Agent. In performing under this Agreement, the Second Lien Collateral Agent shall have all such rights, protections and immunities granted to it under the Credit Agreement.

[Remainder of page intentionally left blank]

EXHIBIT B-3

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR],
as Grantor

By:
Name:
Title:

EXHIBIT B-3

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION,
as Second Lien Collateral Agent

By:
Name:
Title:

EXHIBIT B-3

SCHEDULE A

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT B-3

Annex 1 to

Second Lien Collateral Agreement

ASSUMPTION AGREEMENT, dated as of ____________, ____, made by ______________________, a _______________ corporation (the “Additional Grantor”), in favor of U.S. Bank National Association, as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) for (i) the banks and other financial institutions and entities (the “Lenders”) parties to the Credit Agreement referred to below, and (ii) the other Secured Parties (as defined in the Second Lien Collateral Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

WITNESETH:

WHEREAS, DIFFERENTIAL BRANDS GROUP INC., a Delaware corporation (the “Borrower”), the Lenders, and the Second Lien Collateral Agent have entered into the Second Lien Credit Agreement, dated as of October 29, 2018 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Second Lien Collateral Agreement, dated as of October 29, 2018 (as amended, supplemented or otherwise modified from time to time, the “Second Lien Collateral Agreement”) in favor of the Second Lien Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Second Lien Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Second Lien Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.          Second Lien Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9.14 of the Second Lien Collateral Agreement, hereby becomes a party to the Second Lien Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules _____________ to the Second Lien Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Second Lien Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

Annex 1-1

2.          GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

3.          Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that the Additional Grantor may not assign, transfer or delegate any of its rights or obligations under this Assumption Agreement without the prior written consent of the Second Lien Collateral Agent and any such assignment, transfer or delegation without such consent shall be null and void.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1-2

Annex 1A

Annex 1A-1